PROVIDENT BANKSHARES CORPORATION

Sandler O’Neill & Partners, L.P.

Financial Services Conference November 11, 2004

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This presentation, and other written materials and oral statements made by management, may contain certain forward-looking statements, including those regarding the Company’s prospective performance, plans, strategies and expectations, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future events, plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its performance, plans, strategies and expectations, including those with respect to its merger with Southern Financial Bancorp, Inc., is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this presentation: the ability to successfully integrate the companies following the merger, including the retention of key personnel; the ability to effect the proposed capital recovery and optimization plan; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in general economic conditions, interest rates, deposit flows, loan demand, real estate values, competition, and the demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; inability to successfully carry out marketing and/or expansion plans; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

AGENDA

HISTORY ‘THE NEW PROVIDENT’ KEY STRATEGIES

INVESTMENT ATTRIBUTES

MILESTONES

1886—Founded as a Mutual Thrift

1987—Converted to Commercial Bank

1993—Totally Free Checking/In-Store Branches

1997 – Citizen’s Savings Bank Merger

2004 – Southern Financial Merger

THE NEW PROVIDENT What We Are

Consumer and Commercial Banking Focus Access to Executive Management 430,000 Customer Relationships

149 Branches in the Key Urban Metropolitan areas of Baltimore, Washington and Richmond

The “Right Size” Bank

THE “RIGHT SIZE” BANK

“We will continue to provide the products and services of our largest competitors, while delivering the level of service found in only the best community banks.”

THE NEW PROVIDENT

What We Are

Commercial and Consumer Banking Focused

– Commercial

50% Commercial Business in Virginia

Small Business and Middle Market focus

– Consumer

68% Consumer Business in Maryland

Convenient Access

Depth and Breadth of Value Oriented Products and Services

THE NEW PROVIDENT FRANCHISE

Branches located in Maryland and Virginia’s best markets

County Demographics

PBKS Branches

4—8% Projected Growth

+8% Projected Growth

County Demographics

WHAT WE ARE NOT

Trust Department

Mortgage Banking

Large Corporate Banking

International Banking

KEY STRATEGIES

Broaden Presence and Customer Base in Washington Metro and Virginia Grow Commercial Banking Franchise in the Maryland and Virginia Markets

Grow Consumer Banking Franchise in the Maryland and Virginia Markets

Improve Financial Fundamentals

BROADEN PRESENCE AND

CUSTOMER BASE IN WASHINGTON METRO AND

VIRGINIA

VIRGINIA AND WASHINGTON

METRO EXPANSION

BRANCH NETWORK

83 98 100 109 118 149 59 66 65 66 67 66 24 32 35 43 51 83

1999 2000 2001 2002 2003 3Q04

VA/Wash Metro Baltimore

TOTAL AWARENESS

100 90 80 70 60 50 40 30

3Q 00 3Q 01 3Q 02 3Q 03 3Q04

Baltimore Sub MD Virginia

CHECKING BALANCE GROWTH

VA/WASHINGTON METRO

CONSUMER

$81 $106 $134 $242

2001 2002 2003 3Q04

Average Balances (millions)

COMMERCIAL

$318 $49 $100 $160

2001 2002 2003 3Q04

CAGR Consumer 2001-3Q04* 20% CAGR Commercial 2001-3Q04* 58% 13

*includes SFFB in 2001 base

GROW COMMERCIAL BANKING FRANCHISE IN THE MARYLAND

AND VIRGINIA MARKETS

CORE COMMERCIAL LOAN AND

DEPOSIT/REPO GROWTH

LOANS

$791 $856 $961 $1,619

2001 2002 2003 3Q04

Baltimore VA/Wash

Average Balances (millions)

See slides 36 and 37 for reconciliation of core items

DEPOSIT/REPO

(Excluding Brokered) $426 $579 $680 $1,101

2001 2002 2003 3Q04

CAGR 2001-3Q04* Loans 17% CAGR 2001-3Q04* Deposits 33%

*includes SFFB in 2001 base

COMMERCIAL LOANS

Total Commercial Loans $1.7 Billion

3Q04

Leases

6%

Residential Construction

13%

Commercial Construction

17%

Mortgage

29%

C&I

35%

Based on Average Balances

GROW CONSUMER BANKING

FRANCHISE IN MARYLAND AND VIRGINIA MARKETS

CORE CONSUMER LOAN AND

DEPOSIT/REPO GROWTH

LOANS

$663 $797 $906 $1,115

2001 2002 2003 3Q04

Baltimore VA/Wash

Average Balances (millions)

See slides 36 and 37 for reconciliation of core items

DEPOSITS

(Excluding CD/IRA) $1,394 $1,536 $1,682 $1,978

2001 2002 2003 3Q04

CAGR 2001-3Q04* Loans 16% CAGR 2001-3Q04* Deposits 10%

*includes SFFB in 2001 base

CONSUMER LOANS

Total Consumer Loans $1.9 Billion

3Q04

Residential

39%

Marine 24%

Home Equity 34%

3% Other

Based on Average Balances

PROVIDENT’S IN-STORE

DIFFERENCE

*PEOPLE* *PRODUCT*

*PARTNERS *PROGRAM

PROVIDENT BANK BRANCHES

TRADITIONAL/IN-STORE

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Sep-04

Traditional

In-Store/ATM Plus

36 5 37 8 34 10 34 10 34 15 51 18 50 33 50 42 56 42 58 51 58 59 59 60 89

CONSUMER DDA FEES

ANNUAL FEES PER ACCOUNT

300000 250000 200000 150000 100000 50000 0

1995 1996 1997 1998 1999 2000 2001 2002 2003 3q04

Accounts on Hand Average

Fee Income Per Consumer DDA

$200 $150 $100 $50 $0

IMPROVE FINANCIAL

FUNDAMENTALS

THE NEW PROVIDENT

TRANSFORMED BALANCE SHEET HIGHER ABSOLUTE EARNINGS IMPROVED EARNINGS QUALITY

COMPONENTS OF EARNING ASSETS

2001

36%

30%

34%

3Q04

38%

48%

14%

Investment Securities Core Loans Non-Core Loans

FUNDING TO EARNING ASSETS

2001

25%

22%

53%

3Q04

31%

6%

63%

Core Dep Brokered Dep Borrowings

CORE LOANS TO TOTAL LOANS

Commercial Loans CAGR 17%* 2001 Consumer Loans CAGR 16%* 3Q04

53%

26%

21%

22%

32%

46%

*Includes SFFB in 2001 base

Non-Core Commercial Consumer

ASSET QUALITY IMPROVEMENT

NON PERFORMING LOANS

TO LOANS

Period End

1.04% $28.8

0.83% $21.1

0.80% $22.3

0.78% $27.4

2001 2002 2003 3Q04

NET CHARGE OFFS TO AVERAGE LOANS

Annualized

0.68% $21.0

0.41% $11.0

0.29% $7.6

0.21% $2.2

2001 2002 2003 3Q04

28 $ in millions

PERFORMANCE RESULTS

Net Interest Margin Return on Assets

3.5%

2.9%

3Q04

2001

1.12%

0.81%

3Q04

2001

PERFORMANCE FACTORS

Increase in Total Revenue vs Non-interest Expenses

Efficiency Ratio

43%

30%

61.4%

67.6%

Total Revenue Non-int Expenses*

2001 Qtrly Average vs 3Q04

3Q04 2001

*Non-interest expenses exclude $1.1 million of merger related expenses in 3Q04

PERFORMANCE RESULTS

Leverage Capital Ratio

8.30%

7.13%

3Q04 2001

EARNINGS PER SHARE

$1.56 $1.88 $2.05 $0.48

$0.41 $0.31 $0.37 $0.53 $0.52 $0.40

$0.44 $0.56 $0.53 $0.49

$0.47 $0.54

$0.52*

$0.51

2001 2002 2003 2004

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

* Excludes loss on securities of $.18 diluted EPS

DIVIDEND TREND

$1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

2001 2002 2003 2004

6.00% 5.25% 4.50% 3.75% 3.00% 2.25% 1.50% 0.75% 0.00%

3.3%

3.6%

3.5%

3.4%

Cash Dividend Dividend Yield

Equity Summary Total Return Comparison

90.61%

29.74%

28.45%

51.08%

40.09%

56.15%

3.85%

13.05%

Since 12/31/00 Since 12/31/01 Since 12/31/02 Since 12/31/03

SNL Bank PBKS

Through 9/30/04

INVESTMENT ATTRIBUTES

Core balance sheet momentum

Effective expansion strategy

Growing market share in attractive markets

Stable and improving credit quality

Experienced management team

DEFINITIONS

Core Loans

– Originated by Provident; participations in our defined market area

– Core Consumer includes home equity loans and lines, marine, other installment loans

– Core Commercial includes real estate, commercial loans and lines and leases

Non-Core Loans

– Purchased loans; participations outside our defined market area; discontinued product lines

Core Deposits

– All deposits except brokered deposits 36

RECONCILIATION

(averages in billions)

2001 2002 2003 3Q04

LOANS

Core $1.50 $1.70 $1.90 $2.70

Non Core 1.60 1.01 0.70 0.80

Total Loans $3.10 $2.71 $2.60 $3.50

DEPOSITS

Core $2.50 $2.69 $2.83 $3.62

Brokered 1.04 0.58 0.32 0.34

Total Deposits $3.54 $3.27 $3.14 $3.96

PROVIDENT BANKSHARES

CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Tricia Ferrick: (703) 352-2583